                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement No. 33-35276, Registration Statement No. 33-39156, Registration Statement No. 33-64798, Registration Statement No. 33-65423, Registration Statement No. 333-17061 and Registration Statement No. 333-20589.

                                          /s/ ARTHUR ANDERSEN LLP

                                            ARTHUR ANDERSEN LLP

Orange County, California
January 17, 1997

                                       1